UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 20, 2010

Intelligent Communication Enterprise Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	0-10822	25-1229323
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

13 Spottiswoode Park Road
Singapore		088640
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		011-65 6324-0225

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01—COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On January 20, 2010, Intelligent Communication Enterprise Corporation (“ICE Corp.”) acquired all 1,000 issued and outstanding shares of Solesys S.A. from Whitefields Capital Limited. Whitefields Capital is an affiliate of one of the members of our board of directors. Solesys offers telecommunications services in Switzerland where they have recently also acquired a Swiss telephony provider license. Solesys has also developed a number of applications and products for mobile marketing, VOIP, SMSC platform, and rich mobile content distribution.

ICE Corp. paid $9.6 million for Solesys by issuing 9,648,241 shares of ICE Corp.’s common stock using an average of the high and low share prices for ICE Corp.’s common stock on January 15, 2010, to determine the value of the shares.

The purchase price was determined based on management’s assessment of the value of the proprietary applications and products developed by Solesys.

ITEM 3.02—UNREGISTERED SALES OF EQUITY SECURITIES

See Item 2.01 above.

Whitefields confirmed to ICE Corp., in writing, that it was not a resident of the United States and acknowledged that the 9,648,241 shares of common stock would be restricted securities and would bear restrictive legends. This transaction was made in reliance on Regulation S.

EXPLANATORY NOTE

The information provided in Item 7.01 and Exhibit 99.01 is being furnished pursuant to Item 7.01 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended.

ITEM 7.01—REGULATION FD DISCLOSURE

On January 25, 2010, ICE Corp. issued a press release, a copy of which is attached as Exhibit 99.01.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements of Business Acquired. Pursuant to the requirements of Item 2.01 of Form 8-K, ICE Corp. will file audited financial statements for the business acquired in an amendment to this report on or before April 5, 2010

(b)	Pro Forma Information. See subparagraph (a) above.

(c)	Shell Company Transactions. Not applicable.

(d)	The following are filed as exhibits to this report:

Exhibit Number*	Title of Document	Location

2	Plan of Acquisition, Reorganization, Arrangement, Liquidation, or Succession
2.02	Stock Purchase Agreement between Intelligent Communication Enterprise Corporation and Whitefields Capital Limited entered January 20, 2010	Attached

99	Miscellaneous
99.01	Press release dated January 25, 2010	Attached

_______________

*

All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLIGENT COMMUNICATION
ENTERPRISE CORPORATION
Registrant

Date: January 25, 2010	By:	/s/ Kenneth G.C. Telford
Kenneth G.C. Telford
Chief Financial Officer

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